Exhibit 10.15

STOCK OPTION PLAN

FOR

FIRSTPLUS FINANCIAL GROUP, INC.

i

STOCK OPTION PLAN

FOR

FIRSTPLUS FINANCIAL GROUP, INC.

1. Purpose. The primary purpose of this Stock Option Plan is to advance the interests of FIRSTPLUS Financial Group, Inc. by providing an additional incentive in the form of stock options and restricted stock to attract and retain qualified and competent employees upon whose efforts and judgment its success is largely dependent.

2. Definitions. As used herein, the following terms shall have the meaning indicated:

(a) “Available Shares” shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may Grant an Option or Restricted Stock.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Cause” shall mean, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or a Subsidiary Corporation, (i) gross negligence or willful misconduct in connection with the performance of duties, (ii) conviction of a criminal offense (other than minor traffic offenses), or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Employee and the Company or a Subsidiary Corporation.

(d) “Change in Control” shall mean:

(i)	a dissolution or liquidation, or sale of substantially all of the operating assets of the Company;

(ii)
a merger or consolidation (other than a merger effecting a re-incorporation of the Company in another state or any other merger or a consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the transaction; provided, however, that the Board of Directors may at any time prior to such a merger or consolidation provide by resolution that the foregoing provisions of this parenthetical shall not apply if a majority of the board of directors of such parent immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the transaction); or

(iii)
an event where (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than an employee stock ownership plan or the Company, becomes the beneficial owner (as such term is used in Section 13(d) of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, or (ii) the Board of Directors ceases to consist of a majority of Continuing Directors; provided that “Continuing Directors” shall mean a member of the Board of Directors who either (iii) is a member of the Board of Directors on the effective date of the Plan or (iv) is nominated or appointed to serve as a Director by a majority of the then Continuing Directors.

(e) “Code” shall mean the Internal Revenue Code of 1986, as now or hereafter amended, and corresponding guidance thereunder.

(f) “Committee” shall mean the committee, if any, appointed by the Board pursuant to Section 16 hereof, and for convenience of reference, all references herein to administration shall be to the Committee, but shall be understood to refer to the Board if the Committee is not appointed at the time of reference. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two (2) or more members of the Board, each of whom shall be both a “Non-Employee Director,” as that term is defined in Rule 16b-3(b)(3)(i) of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Code.

(g) “Company” shall mean FIRSTPLUS Financial Group, Inc., a Nevada corporation.

(h) “Director” shall mean a member of the Board.

(i) “Date of Grant” shall mean the date on which the Committee takes formal action to Grant an Option or Restricted Stock, provided that it is followed, as soon as reasonably possible, by written notice to the Eligible Person receiving the Option or Restricted Stock.

(j) “Disability” shall mean an Optionee’s or Grantee’s present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Optionee or Grantee from performing the normal services required of the Optionee or Grantee by the Company, provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism; (ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self-inflicted wound; provided, however, for Incentive Stock Options, “disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

(k) “Eligible Person” shall mean such persons who are (1) officers, Directors, or Employees of the Company, or (2) Employees of Olé Auto Group, Inc. and who, in the Committee’s sole discretion, are providing services which will play a key role in the performance of the Company or Olé Auto Group, Inc.

(l) “Employee” shall mean those persons who are shown as employees on the employment records of the Company or a Subsidiary Corporation and for whom the Company or a Subsidiary Corporation has an obligation to withhold income taxes from wages paid to such persons as provided under Section 3401(c) of the Code.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

(n) “Fair Market Value” shall mean the price at which Shares would exchange hands between a willing buyer and willing seller, neither of whom are under compulsion to buy or sell, as determined by the Committee in their sole discretion; provided however that:

(i)
If the Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq Capital Market, Nasdaq Global Market or Nasdaq Global Select Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii)
If the Stock was traded on a United States stock exchange, including without limitation the Nasdaq Capital Market, Nasdaq Global Market or Nasdaq Global Select Market, on the date in question, then the Fair Market Value shall be equal to the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the Date of Grant, or if unavailable, for the last market trading day prior to Date of Grant, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(iii)
at such time as the Shares are not readily tradable on a national stock exchange or quoted on NASDAQ, it shall mean a value determined by the Committee that is based upon the facts and circumstances, takes into consideration relevant factors and which is determined by the reasonable application of a reasonable valuation method, including without limiting the generality of the forgoing, a valuation determined by an independent appraisal.

(o) “Grant” means an award of an Option or Restricted Stock under the Plan.

(p) “Grantee” shall mean a person to whom Restricted Stock is granted, or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(q) “Incentive Stock Option” shall mean an Option that is an incentive stock option as defined in Section 422(b) of the Code.

(r) “Nonqualified Stock Option” shall mean an Option that is not an “Incentive Stock Option” as defined in Section 422(b) of the Code.

(s) “Option” (when capitalized) shall mean any Incentive Stock Option and Nonqualified Stock Option granted under this Plan, except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option.

(t) “Optionee” shall mean a person to whom an Option is granted, or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(u) “Option Price” shall mean the price per Share which is required to be paid by the Optionee in order to exercise his right to acquire the Share under the terms of the Option.

(v) “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option or Restricted Stock, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w) “Plan” shall mean this Stock Option Plan for FIRSTPLUS Financial Group, Inc.

(x) “Restricted Stock” shall mean Shares awarded to a Grantee pursuant to Section 15 hereof, that are subject to restrictions and risk of forfeiture.

(y) “Restricted Stock Agreement” shall mean the Restricted Stock Agreement between the Company and the Grantee that evidences and sets out the terms and conditions of the Grant of Restricted Stock.

(z) “Share(s)” shall mean a share or shares of the Stock (as defined herein).

(aa) “Stock” shall mean the common stock, $.01 par value, of the Company.

(bb) “Subsidiary Corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option or Restricted Stock, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Available Shares. The Committee may Grant Options or Restricted Stock to Eligible Persons from time to time which will entitle such Eligible Persons, subject to satisfaction of whatever requirements are imposed by the Committee, to acquire an aggregate of up to four million five hundred thousand (4,500,000) Shares from Shares held in the Company’s treasury or from authorized and unissued Shares. The maximum number of Shares which may be reserved for issue pursuant to Incentive Stock Options under this Plan shall be four million five hundred thousand (4,500,000). If any Option or Restricted Stock Agreement shall terminate, expire or be canceled, exchanged or surrendered, in whole or in part, then new Options or Restrict Stock may be granted with respect to any Shares no longer subject to purchase under such Option or Restricted Stock Agreement. Notwithstanding the preceding paragraphs, the maximum number of Shares which may be granted under an Option in any fiscal year to an Employee of the Company or a Subsidiary Corporation shall not exceed four million five hundred thousand (4,500,000) Shares of common stock.

4. Conditions for Grant of Options.

(a) Options shall only be granted to such one (1) or more Eligible Persons as shall be selected by the Committee.

(b) In granting Options, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time, in granting Options under the Plan, prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan, and the Committee may amend Options, subject to the same conditions and with the consent of the affected Optionee.

(c) The Options granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance, or other benefits related to their service to the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continuance of employment by the Company, and provided, further, that nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

(d) The Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option. Absence on leave approved by an officer of the Company or of any Subsidiary Corporation authorized to give such approval shall not be considered an interruption of employment for any purpose under this Plan, but only so long as such Employee’s approved leave of absence, measured from the first day of his or her leave of absence, has not exceeded the greater of: (i) ninety (90) days, or (ii) the period during which such Employee’s right to reemployment with the Company or with a Subsidiary Corporation (or, for purposes of Incentive Stock Options only, with a Parent Corporation or Subsidiary Corporation) is guaranteed either by statute or contract.

5. Grant of Options.

(a) An Option granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option, shall be evidenced by a written agreement that shall contain such provisions as shall be selected by the Committee, will incorporate the terms of this Plan by reference (although such terms may be modified by the express terms of the Option), and which clearly shall state whether it is an Incentive Stock Option or a Nonqualified Stock Option; provided, further, that an Incentive Stock Option will be granted only to an Eligible Person who is an Employee on the Date of Grant.

(b) The aggregate Fair Market Value (determined as of the Date of Grant) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any Parent Corporation and Subsidiary Corporation shall not exceed $100,000.

6. Option Price.

(a) The Option Price shall be any price determined by the Committee; provided, however, that the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

(b) Unless further limited by the Committee in any Option, the Option Price of any Shares purchased shall be paid solely in cash, by certified or cashier’s check, or by money order; provided, however, that the Committee may accept a personal check in full or partial payment of any Shares.

7. Exercise and Exercisability of Options.

(a) An Option shall be deemed exercised when (i) the Committee has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price of the Shares as to which the Option is exercised has been made. Separate Share certificates shall be issued by the Company for any Shares acquired as a result of exercising an Incentive Stock Option and a Nonqualified Stock Option.

(b) Each Option shall become exercisable, in whole or in part and cumulatively, and shall expire, according to the terms of this Plan and the Option. Unless otherwise provided in the Option at the discretion of the Committee, the Option Shares shall vest and become vested Option Shares on the dates set forth in the following vesting schedule:

(i) 1/3 of the Shares on the Date of Grant.

(ii) 1/3 of the Shares on the first (1rd) anniversary of Date of Grant.

(iii) 1/3 of the Shares on the second (2nd) anniversary of Date of Grant.

(c) The Board, in its sole discretion, may accelerate (i) the date on which Shares subject to an Option become vested, (ii) the date on which all or any portion of an Option becomes exercisable, or (iii) both. However, notwithstanding anything in the Plan to the contrary, an Option shall become fully, 100% vested and exercisable immediately upon death of the Optionee, Disability, or a Change in Control.

(d) The right to exercise each Option shall be accelerated if there is a Change in Control to the date of the Change in Control, and the Optionee shall receive a cash payment from the Committee equal to the difference between the Option Price and the Fair Market Value as of the date of the Change in Control.

8. Termination of Option Period. In the case of an Option granted to an Optionee who is not an Employee or Director on the Date of Grant, the unexercised portion of the Option shall automatically and without notice terminate and become null and void in accordance with the terms of the Option but, without limitation and regardless of the terms of the Option, in no event later than the date set forth in Section 8(iv) below. In the case of an Option granted to an Optionee who is an Employee or Director on the Date of Grant, unless the terms of an Option expressly provide for a different date of termination, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i)	immediately upon termination of employment (or termination of service as a Director) with the Company as a result, in whole or in material part, of a discharge for Cause; or

(ii)
the 60th day following Optionee’s termination of employment (or termination of service as a Director) with the Company for any reason except Cause; provided, however, that if the Optionee shall die during such sixty (60) day period, he or she will be deemed to have terminated employment (or termination of service as a Director) as a result of death, and the termination of the Option will be governed by (iii); or

(iii)	on the 180th day following a termination of employment (or termination of service as a Director) by reason of death or Disability; or

(iv)	the tenth (10th) anniversary of the Date of Grant.

9. Incentive Stock Options for 10% Shareholder. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any Employee owning directly (or indirectly through attribution under Section 424(d) of the Code) at the Date of Grant stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of its Parent Corporation or Subsidiary Corporation at the Date of Grant) unless the Option Price of such Incentive Stock Option is at least 110% of the Fair Market Value on the Date of Grant of the Shares subject to such Incentive Stock Option and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

10. Options. Options may be granted hereunder and shall contain such terms and provisions as shall be determined by the Committee, except that each such Option must be clearly designated as a Nonqualified Stock Option or Incentive Stock Option, as applicable. With respect to Nonqualified Stock Options, each such Nonqualified Stock Option: (i) may be granted for Shares which become exercisable in excess of the limits contained in Section 5(b), and (ii) shall not be subject to Section 9 hereof. If both Incentive Stock Options and Nonqualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

11. Acceleration and Cancellation. Notwithstanding any provision hereof to the contrary, if (through acceleration or otherwise) the Shares subject to an Option are fully vested, and the Option is fully exercisable, on or before the date of consummation of a transaction described in Section 12(e), the Committee, in its discretion, may (i) replace the Shares subject to an Option with a cash payment equal to the difference between the Option Price and the Fair Market Value of the Shares subject to an Option at the time of the transaction described in Section 12(e) if the Fair Market Value is greater than the Option Price at such time, or (ii) by giving written notice (“Cancellation Notice”), effective upon the date of the consummation of such transaction, all or any portion of such Option which remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than fifteen (15) days) prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such transaction.

12. Adjustment of Shares.

(a) If at any time while the Plan is in effect or Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of Shares, then and in such event, an appropriate adjustment shall be made in the number of Shares and the Option Price per Share then subject to any outstanding Option so that the same proportion of the issued and outstanding Shares shall remain subject to purchase at the same aggregate Option Price.

(b) The Committee may change the terms of Options outstanding under this Plan, with respect to the Option Price or the number of Shares subject to the Options, or both, when, in the Committee’s judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in applicable Treasury Regulations); provided, however, that the Committee may not change an Incentive Stock Option into a Nonqualified Stock Option, and may only change the terms of each such Option such that (i) the excess of the aggregate Fair Market Value of the Shares subject to the Option, over the aggregate Option Price of such Shares, determined immediately after the substitution or assumption is not more than the excess of the aggregate Fair Market Value of the Shares subject to the Option over the aggregate Option Price of such Shares, determined immediately before such substitution or assumption, and (ii) in the case of an Option that is an Incentive Stock Option, the substitution of the new Incentive Stock Option, or the assumption of the old Incentive Stock Option, does not give the Optionee additional benefits which he did not have under the old Incentive Stock Option.

(c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Shares subject to Options granted under the Plan.

(d) Without limiting the generality of the foregoing, the existence of outstanding Options shall not affect in any manner the right or power of the Company to make, authorize, or consummate (1) any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business; (2) any merger or consolidation of the Company where it is the surviving company; (3) any issue by the Company of debt securities, or preferred or preference stock which would rank above the Shares subject to outstanding Options; (4) any merger or consolidation of the Company where it is the surviving company; or (5) any other corporate act or proceeding, whether of a similar character or otherwise.

(e) Without limiting the generality of the foregoing, the existence of outstanding Options shall not affect in any manner the right or power of the Company to make, authorize or consummate (1) a Change in Control; (2) any merger or consolidation of the Company where it is not the surviving company; (3) the dissolution or liquidation of the Company; (4) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (5) any other corporate act or proceeding of a similar character.

13. Transferability of Options or Restricted Stock. Unless otherwise expressly provided in such Option, Restricted Stock Agreement, or in this Plan, including an express reference to this Section, each Option or Restricted Stock shall not be transferable by the Optionee or Grantee otherwise than by will or the laws of descent and distribution and that so long as a Optionee or Grantee lives, only such Optionee or Grantee or his or her guardian or legal representative shall have the rights set forth in such Option or Restricted Stock Agreement; provided, however, that a shareholder of the Company may make the following transfers with regard to shares subject to Nonqualified Stock Options or Restricted Stock with the express written consent of the Committee (and such transfers, notwithstanding any Plan provision to the contrary, shall be deemed not to be a Change in Control):

(a) to any trust that is created solely for the benefit of any shareholder, any spouse of any shareholder or any lineal descendant of any shareholder;

(b) to any individual by bona fide gift;

(c) to any spouse or former spouse pursuant to the terms of a decree of divorce;

(d) to any officer or employee of the Company; and

(e) to any family member of the Optionee.

14. Issuance of Shares.

(a) No person shall be, or have any of the rights or privileges of, the owner of Shares subject to an Option or Restricted Stock Agreement unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any issuance of Shares, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following as applicable:

(i)
a representation, warranty, or agreement by the person receiving such Shares to the Company, at the time any Shares are transferred, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii)
a representation, warranty, or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

(b) As a condition of any issuance of Shares, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to insure that the Optionee or Grantee is bound with respect to any restrictions that may be contained in any stock ownership agreement being used by the Company at the time of exercise or with respect to any restrictions imposed upon any shareholders by underwriters in connection with a public offering of securities of the Company; and, further, that if the Shares are offered for sale to a person other than the Company prior to a public offering, such Shares will be offered for sale to the Company on comparable terms, which agreement may take the form of a right of first refusal containing such terms as shall be determined in the sole discretion of the Committee, including, without limitation, the purchaser’s agreement to remain bound by the terms of any applicable stock ownership agreement.

(c) Notwithstanding any provision hereof to the contrary, no Shares shall be required to be issued with respect to the exercise of an Option or pursuant to a Grant of Restricted Stock unless counsel for the Company shall be reasonably satisfied that such issuance will be in compliance with applicable federal or state securities laws. If, at any time, counsel for the Company or the Committee shall determine that the listing, registration, or qualification of the Shares subject to any Option or Grant of Restricted Stock on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Restricted Stock, or the issuance of Shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

15. Restricted Stock Grants. The Board may from time to time grant Restricted Stock to such one (1) or more Eligible Persons as shall be selected by the Committee, subject to such restrictions, conditions, and other terms as the Board may determine.

(a) At the time a Grant of Restricted Stock is made, the Board shall establish a restriction period applicable to such Restricted Stock. Each Grant of Restricted Stock may be subject to a different restriction period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued service, in order that all or any portion of the Restricted Stock shall vest.

The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock. Notwithstanding any provision of the Plan, including, but not limited to Section 13, the Restricted Stock may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock.

(b) The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, Share certificates representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Date of Grant. The Board may provide in a Restricted Stock Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Restricted Stock Agreement.

(c) The holders of Restricted Stock shall have the right to vote such Shares but shall not have the right to receive any dividends declared or paid with respect to such Shares.

(d) Unless otherwise provided by the Board in the applicable Restricted Stock Agreement, upon the termination of a Grantee’s service with the Company or a Subsidiary Corporation, any Shares of Restricted Stock held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Shares of Restricted Stock.

For purposes of all Restricted Stock Agreements, the Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Grant of Restricted Stock. Absence on leave approved by an officer of the Company or of any Subsidiary Corporation authorized to give such approval shall not be considered an interruption of employment for any purpose under this Plan, but only so long as such Employee’s approved leave of absence, measured from the first day of his or her leave of absence, has not exceeded the greater of: (i) ninety (90) days, or (ii) the period during which such Employee’s right to reemployment with the Company or with a Subsidiary Corporation is guaranteed either by statute or contract.

(e) The Grantee shall be required to purchase the Restricted Stock from the Company at a purchase price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock, or (ii) the purchase price, if any, specified in the Restricted Stock Agreement relating to such Restricted Stock. The purchase price shall be paid solely in cash, by certified or cashier’s check, or by money order; provided, however, that the Committee may accept a personal check in full or partial payment of the purchase price, or in the discretion of the Board, in consideration for past services rendered to the Company or a Subsidiary Corporation. The purchase price of a Share of Restricted Stock shall be not less than one hundred percent (100%) of the Fair Market Value on the Date of Grant of a Share. Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the purchase price, the restrictions applicable to shares of Restricted Stock shall lapse, and, unless otherwise provided in the Restricted Stock Agreement, a Share certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

16. Administration of the Plan.

(a) The Plan shall be administered by the Committee consisting of two (2) or more members of the Board, each of whom shall be both a “Non-Employee Director,” as that term is defined in Rule 16b-3(b)(3)(i) of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code; provided, however, that if the Board has not appointed a Committee at the time of reference, the Board shall be the Committee for all purposes hereof. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by the Board’s appointment of a new member. Except for the powers reserved to the Board as set forth in this Section 16(a) to appoint the Committee and remove members of, and fill vacancies on, the Committee and such other powers as set forth in Section 19 hereof, the Committee shall have all of the powers with respect to the Plan.

(b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations under, and the interpretations of, any provision of the Plan, Option, or Restricted Stock Agreement by the Committee shall, in all cases, be in its sole discretion and shall be final and conclusive with respect to the subject matter thereof; provided, further, that a determination by, or interpretation of, the Committee with respect to a matter shall not affect or otherwise limit its right and ability, in its sole discretion, to make a different determination or interpretation in another matter, even if such matter has similar facts or circumstances.

(c) Any and all determinations and interpretations of the Committee (and the Board, under Section 16(a) and Section 19, shall be made either (i) by a majority vote of the members at a meeting duly called, or (ii) without a meeting, by the written approval of all members.

(d) No member of the Board or Committee shall be liable for any action taken or omitted to be taken by him or her or by any other member of the Board or Committee with respect to the Plan, except where such action or inaction constitutes gross negligence or willful misconduct.

17. Interpretation.

(a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

(b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF  TEXAS.

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

18. Specific Performance. Each party to this Plan shall be entitled to enforce the terms and provisions of this Plan, including the remedy of specific performance, in Dallas County, Texas.

19. Amendment and Discontinuation of the Plan. The Board may from time to time amend the Plan; provided, however, that (except to the extent provided in Section 12 hereof) no such amendment may, without approval by the shareholders of the Company, (a) increase the number of Available Shares or change the class of Eligible Persons, (b) permit the granting of Options which expire beyond the maximum ten (10) year period described in Subsection 8(iv), or (c) extend the termination date of the Plan as set forth in Section 20; and provided, further, that (except to the extent provided in Section 11 hereof) no amendment or suspension of the Plan, or any Option or Restricted Stock issued hereunder, shall, except as specifically permitted in any Option or Restricted Stock Agreement, substantially impair any Option or Restricted Stock previously granted to any Optionee or Grantee without the consent of such Optionee or Grantee.

20. Effective Date and Termination Date. The Effective Date of the Plan is December 12, 2006, and the Plan shall terminate on the tenth (10th) anniversary of such date; provided, however, that any Options or Restricted Stock that remain outstanding at such time shall not terminate and shall remain in full force and effect pursuant to the terms of the Plan until such Options or Restricted Stock are no longer outstanding.

Notwithstanding the foregoing, unless the Plan has been approved by the shareholders of the Company in the manner required by Section 422(b)(1) of the Code, the Plan and all Options granted hereunder shall be null and void ab initio.